UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 12, 2006
Date of Report (Date of earliest event reported)

TRUSTMARK CORPORATION
(Exact name of registrant as specified in its charter)

Mississippi	0-3683	64-0471500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

248 East Capitol Street, Jackson, Mississippi	39201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (601) 208-5111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Trustmark Corporation announced today that it will release its first quarter 2006 financial results on Tuesday, April 18 after close of the market. Richard G. Hickson, Chairman and CEO, will host a conference call with analysts on Wednesday, April 19 at 10:00 a.m. Central Time to discuss the Trustmark’s financial results. Interested parties may listen to the conference call by dialing 800-289-0494, passcode 1848481 or by clicking on the link provided under the Investor Relations section of our website at www.trustmark.com. A replay of the conference call will also be available through Wednesday, April 26 in archived format at the same web address or by calling 888-203-1112, passcode 1848481.

Trustmark is a financial services company providing banking and financial solutions through over 145 offices and 2,600 associates in Florida, Mississippi, Tennessee and Texas.

Trustmark’s investor contacts are Zach Wasson, Executive Vice President and CFO (601-208-6816) and Joseph Rein, First Vice President (601-208-6898). Trustmark’s media contact is Gray Wiggers, Senior Vice President (601-208-5942).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUSTMARK CORPORATION

BY:	/s/ Louis E. Greer
Louis E. Greer
Chief Accounting Officer

DATE:	April 12, 2006